Exhibit 10.14
March 31, 2010
ViaSat, Inc.
6155 El Camino Real
Carlsbad, CA 92009
Attention: Paul Konopka, Esq.
Re: Addition of Co-Documentation Agents — Fifth Amendment
Gentlemen:
     We refer to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of July 1, 2009 among ViaSat, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto, Union Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Documentation Agent, Banc of America Securities LLC and Union Bank, N.A., as Joint Lead Arrangers and Joint Book Runners, Wells Fargo Bank, National Association, as Co-Agent, and Union Bank, N.A., as Collateral Agent, (as amended, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.
     The Borrower, the Lenders and the Agents hereby agree, effective as of the date first set forth above, that the title page of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule A to this letter agreement.
     The governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This letter amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This letter amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.

     If you are in agreement with the foregoing, please execute this letter is the space provided below.

Very truly yours, UNION BANK, N.A., as Administrative Agent
By:	/s/ Mark Adelman
	Name:	Mark Adelman
	Title:	Vice President

Agreed to as of the date first set forth above: VIASAT, INC.
By:	/s/ Keven K. Lippert
	Name:	Keven K. Lippert
	Title:	Vice President, General Counsel and Secretary

COMPASS BANK
By:	/s/ Andrew Widmer
	Name:	Andrew Widmer
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Donald S. Green
	Name:	Donald S. Green
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
By:	/s/ Anna C. Ruiz
	Name:	Anna C. Ruiz
	Title:	Vice President

SCHEDULE A
to Fifth Amendment
FOURTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT
Dated as of July 1, 2009
among
VIASAT, INC.
THE LENDERS HEREIN NAMED
UNION BANK, N.A.,
as Administrative Agent
BANK OF AMERICA, N.A.,
as Syndication Agent
JPMORGAN CHASE BANK, N.A.,
COMPASS BANK and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents
BANC OF AMERICA SECURITIES LLC and UNION BANK, N.A.,
as Joint Lead Arrangers and Joint Book Runners
and
UNION BANK, N.A.,
as Collateral Agent